Exhibit 32.1   SECTION 1350 CERTIFICATION

                             APD ANTIQUITIES, INC.
                           SECTION 1350 CERTIFICATION

In connection with the amended annual report of APD ANTIQUITIES, INC., a Nevada corporation ("Company") on Form 10-KSB/A for the year ended December 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. Section
1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

3. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Date:  August 28, 2006

                              By:   Cindy K. Swank
                                    --------------------
                                    Cindy K. Swank